UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2016

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On March 17, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Omega Healthcare Investors, Inc., a Maryland corporation (the “Company” or “Omega”), approved amendments to extend by one year, until December 31, 2018, the terms of the existing employment agreements generally effective March 31, 2015, or April 1, 2015 in the case of Steven Insoft (collectively, the “Employment Agreement Amendments”) with each of Taylor Pickett, Daniel Booth, Steven Insoft, Robert Stephenson, and Michael Ritz (collectively, the “Executive Officers”).

Annual Base Salary. On March 17, 2016, the Compensation Committee approved, and each Employment Agreement Amendment also specifies, the current annual base salary for the Executive Officers, effective January 1, 2016, which is as follows:

Name	Annual Base Salary
Taylor Pickett	$750,000
Daniel Booth	$485,000
Steven Insoft	$475,000
Robert Stephenson	$465,000
Michael Ritz	$320,000

The foregoing description is qualified in its entirety by reference to the form of Employment Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Annual Cash Bonus. On March 17, 2016, the Compensation Committee approved each Executive Officer’s annual cash bonus opportunity for 2016 performance as a specified percentage of his annual base salary as indicated below, with the amount actually earned based on the level of performance achieved during fiscal year 2016. All of the bonus percentage opportunities for 2016 performance remain the same as for 2015 performance except that Mr. Pickett’s opportunity at the high level of performance has increased from 150% to 200% of his annual base salary.

	Threshold	Target	High
Pickett	100%	125%	200%
Booth	50%	75%	100%
Insoft	50%	75%	100%
Stephenson	50%	75%	100%
Ritz	40%	60%	80%

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The 2016 annual cash bonus performance metrics and the relative weightings were previously approved by the Compensation Committee on February 9, 2016. The performance metrics for 2016 are the same as 2015, except that the target level of adjusted funds from operations per share has been revised to reflect Omega’s 2016 budget as approved by the Board of Directors.

Long-Term Incentive Compensation

Overview. On March 17, 2016, the Compensation Committee approved grants to the Executive Officers of long-term incentive compensation awards described below, effective March 17, 2016.

The material terms (other than amounts) of the 2016 grants of long-term incentive awards are generally similar to the long-term incentive awards previously granted effective March 31, 2015 (April 1, 2015 in the case of Mr. Insoft), subject to the provisions described below.

The significant features of the long-term incentive compensation grants are summarized below. The descriptions of the timing of payments below assume that the Executive Officer has not elected to defer receipt of the Omega Common Stock or dividend equivalents under Omega’s Deferred Stock Plan.

Description of Grants. Each Executive Officer’s grant, effective March 17, 2016, included time-based restricted stock units (“RSUs”), performance-based restricted stock units with respect to Omega’s Common Stock (“PRSUs”) and performance-based limited partnership units (“LTIP Units”) structured as profits interests of OHI Healthcare Properties Limited Partnership (“Omega OP”). The RSUs and PRSUs provide an opportunity to earn a number of shares of Common Stock of Omega over a three-year period commencing January 1, 2016. The LTIP Units provide an opportunity to earn a number of LTIP Units in Omega OP over the same three-year period.

Time-based Restricted Stock Unit Awards. Each Executive Officer’s 2016 time-based RSU award is for the number of shares of Omega Common Stock shown in the chart below:

Name	Number of Time-Based RSUs
Pickett	34,503
Booth	18,401
Insoft	17,251
Stephenson	16,101
Ritz	5,750

Each RSU award is subject to three-year cliff vesting on December 31, 2018 and is subject to the Executive Officer’s continued employment on the vesting date, except in the case of death, disability, termination by Omega without cause (as defined in the RSU award agreement), or resignation for good reason (as defined in the RSU award agreement) (each, a “Qualifying Termination”). If the Qualifying Termination is not in connection with a “Change in Control” (as defined in the RSU award agreement), the Executive Officer will vest in the percentage of the RSUs set forth below.

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Year of Qualifying Termination	Percentage Vested
2016	33 1/3%
2017	66 2/3%
2018	100%

If the Qualifying Termination is in connection with a Change in Control, vesting will be accelerated and the award will vest at 100%. Dividend equivalents payable to shareholders of record on and after January 1, 2016 accrue on the RSU awards and will be paid currently on unvested and vested units. The number of vested RSUs will be paid in Omega Common Stock upon vesting.

Performance Restricted Stock Unit Awards. Each Executive Officer’s 2016 PRSU award will be earned based on the level of total shareholder return (“TSR”) performance relative to the FTSE NAREIT Equity Health Care Index (“Relative TSR”) achieved over the three-year performance period ending December 31, 2018, as set forth in the table below:

Relative TSR-Based PRSUs	Threshold	Target	High
Omega vs. FTSE NAREIT Equity Health Care Index	-250 bps	+50 bps	+350 bps

The baseline stock price from which Relative TSR will be measured over the three-year performance period ending December 31, 2018 is $33.81, the average closing price per share of Omega Common Stock for November and December 2015. For the 2016 grants, Relative TSR means Omega’s TSR as compared to the TSR for the FTSE NAREIT Equity Health Care Index for the performance period. (Under the outstanding grants made in 2015, Relative TSR is measured by reference to the MSCI U.S. REIT Index.) If the actual level of Relative TSR falls between threshold and target or between target and high, the number of units earned will be determined in accordance with a separate written interpolation methodology previously established by Omega in connection with valuing the units. In the event that Omega’s actual Relative TSR performance does not meet the threshold requirement, no PRSUs will be earned. If Omega’s actual Relative TSR performance for the performance period is above the high performance level, the number of PRSUs earned will be at the high performance level.

The PRSU awards granted by the Compensation Committee effective as of March 17, 2016 allow the Executive Officers to earn a number of shares of Common Stock, as shown in the applicable column (threshold, target or high) of the table below depending on the level of Relative TSR achieved over the three-year performance period ending December 31, 2018:

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	Threshold	Target	High
Pickett	24,385	44,461	100,680
Booth	13,005	23,712	53,696
Insoft	12,192	22,230	50,340
Stephenson	11,380	20,748	46,984
Ritz	4,064	7,410	16,780

The number of shares earned under the PRSUs will be determined as of the last day of the performance period. The performance period ends at December 31, 2018, unless a Change in Control occurs before then. 25% of the earned PRSUs will vest on the last day of each quarter in 2019, subject to the Executive Officer’s continued employment on the vesting date, except in the case of a Qualifying Termination. If the Qualifying Termination is not in connection with a Change in Control, vesting will be prorated based on the number of days elapsed in the performance period through the date of the Qualifying Termination or will be accelerated 100% if the Qualifying Termination occurs on or after December 31, 2018. If a Change in Control occurs during the three-year performance period, the performance period will end on the date of the Change in Control. If the Executive Officer is employed on the date of a Change in Control or has a Qualifying Termination in connection with a Change in Control, depending on the level of Relative TSR as of the date of the Change in Control, all, a portion, or none of the PRSUs will be earned and vested on the date of the Change in Control.

The earned and vested PRSUs will be paid in Omega Common Stock within ten days following each vesting date or on the date of a Change in Control, if earlier.

Dividend equivalents payable to shareholders of record on and after January 1, 2016 accrue on PRSUs that are subsequently earned at the end of the performance period. Accrued dividend equivalents will be paid to the Executive Officer within ten days following the last day of the performance period and dividend equivalents earned thereafter on the earned and unvested PRSUs will be paid currently.

LTIP Units. LTIP Units are earned based on Omega’s absolute TSR performance. LTIP Units that become earned and vested are convertible on one-for-one basis into limited partnership units in Omega OP (“Omega OP Units”), which in turn can generally be redeemed for cash or Omega Common Stock in accordance with the terms of the partnership agreement of Omega OP.

The number of LTIP Units earned (“Earned LTIP Units”) by each Executive Officer is determined based on the level of absolute TSR achieved over the three-year performance period ending December 31, 2018, based on the following table:

LTIP Units	Threshold	Target	High
Omega absolute TSR (annualized and compounded annually)	8%	10%	12%

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The baseline stock price from which absolute TSR will be measured over the three-year performance period ending December 31, 2018 is $33.81, the average closing price per share of Omega Common Stock for November and December 2015. Omega’s actual absolute TSR is determined by reference to the annualized change in Omega’s Common Stock price per share over the performance period including the reinvestment of dividends declared during the performance period. If the actual level of absolute TSR falls between threshold and target or between target and high, the number of units earned will be determined in accordance with a separate written interpolation methodology previously established by Omega in connection with valuing the units. In the event that Omega’s actual absolute TSR performance does not meet the threshold requirement, no LTIP Units will be earned. If Omega’s actual absolute TSR performance for the performance period is above the high performance level, the number of LTIP Units earned will be at the high performance level.

All LTIP Units that have not become Earned LTIP Units as of the last day of the performance period are forfeited as of the last day of the performance period.

The LTIP Unit awards granted by the Compensation Committee effective as of March 17, 2016, allow the Executive Officers to earn a number of LTIP Units, based on the formula described above, as shown in the applicable column (threshold, target or high) of the table below depending on the level of absolute TSR achieved over the three-year performance period ending December 31, 2018:

	Threshold	Target	High
Pickett	35,497	62,597	124,899
Booth	18,933	33,386	66,614
Insoft	17,749	31,299	62,451
Stephenson	16,567	29,213	58,287
Ritz	5,917	10,433	20,818

Earned LTIP Units are subject to time-based vesting. 25% of the Earned LTIP Units will vest on the last day of each quarter in 2019, subject to the Executive Officer’s continued employment on the vesting date, except in the case of a Qualifying Termination. If the Qualifying Termination is not in connection with a Change in Control, vesting will be prorated based on the number of days elapsed in the performance period through the date of the Qualifying Termination or will be accelerated 100% if the Qualifying Termination occurs on or after December 31, 2018. If a Change in Control occurs during the three-year performance period, the performance period will end on the date of the Change in Control. If the Executive Officer is employed on the date of a Change in Control or has a Qualifying Termination in connection with a Change in Control, depending on the level of absolute TSR as of the date of the Change in Control, all, a portion, or none of the LTIP Units will be earned and vested on the date of the Change in Control.

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While the Executive Officers hold LTIP Units that are both unvested and unearned, they will receive distributions from Omega OP when a distribution is paid to holders of Omega OP Units of an amount per LTIP Unit (the “Interim Distribution”), and a corresponding allocation of “Net Income and Net Loss” (as defined in the partnership agreement of Omega OP) per LTIP Unit, equal to (i) 10% of the regular periodic distributions per Omega OP Unit paid by Omega OP to Omega OP Unit holders and a corresponding percentage allocation of Net Income and Net Loss attributable to the regular periodic distributions per Omega OP Unit and (ii) 0% of the special distributions and other distributions not made in the ordinary course per Omega OP Unit paid by Omega OP to Omega OP Unit holders and a corresponding 0% allocation of Net Income and Net Loss attributable to the special distributions and other distributions per Omega OP Unit not made in the ordinary course.

Additionally, within ten business days after the date any LTIP Units are earned, the Executive Officer holding such LTIP Units will receive a distribution from Omega OP per Earned LTIP Unit (and a corresponding allocation of Net Income and Net Loss per Earned LTIP Unit) equal to the excess of: (i) the amount of distributions from Omega OP that would have been paid per LTIP Unit if the LTIP Unit had been an Omega OP Unit on January 1, 2016 over (ii) the total amount of Interim Distribution per LTIP Unit received during the performance period.

In addition, with respect to distributions and allocations of Net Income and Net Loss that accrue following the date that any LTIP Units become a Earned LTIP Unit, whether vested or unvested, the Executive Officer will receive with respect to each such Earned LTIP Unit, distributions and allocations of Net Income and Net Loss pursuant to the partnership agreement of Omega OP determined without regard to the adjustments described above.

The foregoing description of the long term incentive awards is qualified in its entirety by reference to the form of agreements filed as Exhibits 10.2, 10.3, and 10.4 hereto, which are incorporated by reference herein.

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Item 9.01	Financial Statements and Exhibits.

(b)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of 2016 Employment Agreement Amendments.
10.2	Form of Time-Based Restricted Stock Unit Agreement for 2016 Grants.
10.3	Form of Performance-Based Restricted Stock Unit Agreement for 2016 Grants.
10.4	Form of Performance-Based LTIP Unit Agreement for 2016 Grants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: March 23, 2016	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

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